Net borrowings	6 Months Ended
Dec. 31, 2019
Borrowings [abstract]
Net borrowings
Net borrowings

	31 December 2019	30 June 2019	31 December 2018
	£ million	£ million	£ million
Borrowings due within one year and bank overdrafts	(3,381)	(1,959)	(1,742)
Borrowings due after one year	(10,091)	(10,596)	(10,272)
Fair value of foreign currency forwards and swaps	39	370	195
Fair value of interest rate hedging instruments	89	104	20
Lease liabilities	(486)	(128)	(144)
	(13,830)	(12,209)	(11,943)
Cash and cash equivalents	950	932	1,591
	(12,880)	(11,277)	(10,352)

Lease liabilities at 31 December 2019 include £376 million in respect of leases that would have been accounted for as operating leases prior to the adoption of IFRS 16. Comparative information has not been restated.